Exhibit 32.1 - President Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I am the Principal Executive Officer and Principal Financial Officer of General Cleaning and Maintenance, a Nevada corporation (the "Company"). I am delivering this certificate in connection with the Form 10-Q of the Company for the quarter ended June 30, 2011 and filed with the U. S. Securities and Exchange Commission ("Form 10-Q").

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-Q fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


   /s/ Rocio Corral
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       Rocio Corral
Its:   Principal Executive Officer
       Principal Financial Officer



Date  August 22, 2011
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